UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 13, 2006

Collegiate Pacific Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17293	22-2795073
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas		75234
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972.243.8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 13, 2006, the Compensation Committee of the Board of Directors of Collegiate Pacific Inc. approved an increase to the annual base salary (effective as of July 1, 2006) of Kurt Hagan, the Company's Executive Vice President of Sales and Marketing. Effective July 1, 2006, Mr. Hagan's annual base salary shall be increased from $160,000 to $200,000. The company does not have a written employment agreement with Mr. Hagan and he is employed "at-will."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegiate Pacific Inc.

July 14, 2006	By:	William R. Estill

Name: William R. Estill
Title: Chief Financial Officer